UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2018

BLACKHAWK NETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35882	43-2099257
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6220 Stoneridge Mall Road
Pleasanton, CA 94588
(Address of Principal Executive Offices and Zip Code)

 Registrant’s telephone number, including area code: (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 15, 2018, Blackhawk Network Holdings, Inc., a Delaware corporation (the “Company”) completed the transactions contemplated by the Agreement and Plan of Merger, dated as of January 15, 2018 (the “Merger Agreement”), by and among the Company. BHN Holdings, Inc., a Delaware corporation (“Parent”) and BHN Merger Sub, Inc., a Delaware corporation (“Merger Sub”). At the closing, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation and as a wholly owned subsidiary of Parent. Parent is controlled by investment funds affiliated with Silver Lake Partners (“Silver Lake”) and investment funds affiliated with P2 Capital Partners.

Item 1.02	Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company repaid in full all amounts outstanding under the Amended and Restated Credit Agreement, dated as of July 27, 2016 (the “Amended and Restated Credit Agreement”), among the Company, the lenders party thereto and Wells Fargo Bank, National Association as administrative agent, and terminated such Amended and Restated Credit Agreement in accordance with its terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 15, 2018, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, Merger Sub was merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by the Company, Parent, Merger Sub, any direct or indirect wholly owned subsidiary of the Company, any direct or indirect wholly owned subsidiary of Parent and shares of Common Stock owned by stockholders of the Company who perfected and did not withdraw a demand for, or did not lose their right to, appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware), was converted into the right to receive $45.25 in cash, without interest (the “Per Share Merger Consideration”).

At the Effective Time, and unless otherwise agreed between Parent and a holder of a Company equity award, (i) each option to acquire, and each stock appreciation right in respect of, shares of Common Stock, whether vested or unvested, that was outstanding immediately prior to the Effective Time became fully vested and was converted into the right to receive an amount in cash equal to the product of (A) the excess, if any, of the Per Share Merger Consideration over the applicable per share exercise price of such option or stock appreciation right, multiplied by (B) the number of shares subject to such option or stock appreciation right, and (ii) each restricted stock unit award granted to employees prior to June 1, 2016, or to non-employee directors, each restricted stock award and each performance share award, in each case, that was outstanding immediately prior to the Effective Time became fully vested (in the case of performance share awards, based on actual performance for completed performance periods and target performance for incomplete performance periods) and was converted into the right to receive an amount in cash equal to the Per Share Merger Consideration in respect of each vested share of Common Stock subject to such award.

In addition, at the Effective Time, and unless otherwise agreed between Parent and a holder of a Company restricted stock unit award, each restricted stock unit award (i) granted to employees on or after June 1, 2016 (other than a restricted stock unit award granted on or after January 1, 2018 to an employee of the Company at the level of vice president or higher) that was outstanding immediately prior to the Effective Time was converted into the right to receive an amount in cash equal to the Per Share Merger Consideration in respect of each share of Common Stock subject to such award, which cash payment remains subject to the same vesting schedule and other relevant payment terms and conditions of the underlying restricted stock unit award and (ii) granted on or after January 1, 2018 to an employee of the Company at the level of vice president or higher that was outstanding immediately prior to the Effective Time was converted into an award of equivalent value in respect of capital stock of Parent, which award remains subject to the same vesting schedule and other relevant payment terms and conditions of the underlying restricted stock unit award.

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The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 16, 2018, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On June 15, 2018, the Company notified the NASDAQ Stock Market LLC (“NASDAQ”) that the Merger had been completed, and requested that NASDAQ suspend trading of the Common Stock on NASDAQ and withdraw the Common Stock from listing on NASDAQ prior to the opening of trading on June 15, 2018. The Company also requested that NASDAQ file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from NASDAQ and the deregistration of such Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on NASDAQ.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became an indirect, wholly owned subsidiary of Parent. Parent is controlled by investment funds affiliated with Silver Lake and investment funds affiliated with P2 Capital Partners.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

Effective upon completion of the Merger on June 15, 2018, in accordance with the Merger Agreement, Michael Bingle, Jason White and Chip Schroeder who were the directors of Merger Sub immediately before the Effective Time, became directors of the Company. Immediately following the Merger, Talbott Roche, William Tauscher and Alex Silver were appointed as directors of the Company.

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Officers

The officers of the Company immediately prior to the Effective Time continued as officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the certificate of incorporation set forth as Exhibit A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”). In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time (the “Amended and Restated Bylaws”). Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events

On June 15, 2018, the Company issued a press release announcing the closing of the Merger.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also on June 15, 2018, the Company caused the Notice of Fundamental Change Repurchase Right and Execution of Supplemental Indenture to be delivered to the holders of the notes issued pursuant to the Indenture related to the 1.50% Convertible Senior Notes due 2022, dated as of July 27, 2016, among the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), as a result of the Make-Whole Fundamental Change (as defined in the Indenture) that occurred on June 15, 2018 upon the consummation of the Merger. The Company issued a press release announcing the Make-Whole Fundamental Change, which press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of January 15, 2018, by and among Blackhawk Network Holdings, Inc., BHN Holdings, Inc. and BHN Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 16, 2018).

3.1	Amended and Restated Certificate of Incorporation of Blackhawk Network Holdings, Inc.
3.2	Amended and Restated Bylaws of Blackhawk Network Holdings, Inc.
99.1	Press Release regarding closing of the Merger, dated June 15, 2018
99.2	Press Release regarding Make-Whole Fundamental Change, dated June 15, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2018

BLACKHAWK NETWORK HOLDINGS, INC.

By:	/s/ Kirsten E. Richesson
Name: Kirsten E. Richesson
Title: General Counsel and Secretary